Exhibit 99.2

CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and description of our role in the valuation process of Phillips Edison Grocery Center REIT I, Inc. (the “Company”) included in the Current Report on Form 8-K, and incorporated by reference into the Company’s Registration Statement on Form S-3 (File Nos. 333-196870 and 333-209506) and the related prospectus included therein. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

/s/ Ross A. Prindle
Duff & Phelps, LLC

Date: November 9, 2017